UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 9, 2015

Tumi Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35495	04-3799139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Durham Avenue South Plainfield, NJ		07080
(Address of principal executive offices)		(Zip Code)
(908) 756-4400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)     Dismissal of independent registered public accounting firm.

The Audit Committee of the Board of Directors (the “Audit Committee”) of Tumi Holdings, Inc. (the “Company”) recently completed a process to determine which audit firm would serve as the Company’s independent registered public accounting firm. Grant Thornton LLP (“Grant Thornton”) was invited to participate and participated in the process. Grant Thornton has served as the Company’s independent registered public accounting firm since September 2003. On April 9, 2015, the Company, with the approval of the Audit Committee, notified Grant Thornton that Grant Thornton was being dismissed as the Company’s independent registered public accounting firm, effective on April 9, 2015.

During the Company’s two most recent fiscal years ended December 31, 2014 and December 31, 2013 and through April 9, 2015, the Company has not had any disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during the Company’s two most recent fiscal years ended December 31, 2014 and December 31, 2013 and through April 9, 2015, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Grant Thornton’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Grant Thornton with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of Grant Thornton’s letter, dated April 14, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)     Appointment of new independent registered public accounting firm.

On April 9, 2015, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm commencing for its quarter ended March 29, 2015 and its fiscal year ending December 31, 2015.

In connection with the Company’s appointment of Deloitte as the Company’s independent registered public accounting firm, the Company has not consulted Deloitte on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Grant Thornton LLP, dated April 14, 2015

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUMI HOLDINGS, INC.

Dated:	April 15, 2015	By:	/s/ Michael J. Mardy
			Name:	Michael J. Mardy
			Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Grant Thornton LLP, dated April 14, 2015